  Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KA of Liberated Syndication, Inc. for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gabriel J. Mosey, Interim Chief Financial Officer of Liberated Syndication, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Liberated Syndication, Inc.

/s/ Gabriel J. Mosey
Gabriel J. MoseyInterim Chief Financial Officer
May 27, 2020

A signed original of this written statement required by Section 906 has been provided to Liberated Syndication, Inc. and will be retained by Liberated Syndication, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.